UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – February 25, 2006

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)		HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1: AMENDED AND RESTATED LETTER AGREEMENT
EX-10.2: EMPLOYMENT AGREEMENT
EX-10.3: FORM OF NONEMPLOYEE DIRECTOR SHARE UNIT AWARD AGREEMENT
EX-10.4: AMENDED AND RESTATED EXECUTIVE INCENTIVE PLAN
EX-10.5: FORM OF EIP SHARE UNIT AWARD AGREEMENT
EX-10.6: AMENDED AND RESTATED ANNUAL INCENTIVE PLAN
EX-99.1: PRESS RELEASE
EX-99.2: FINANCIAL SUPPLEMENT

Item 1.01.	Entry into a Material Definitive Agreement.
     1. On February 26, 2006, Platinum Underwriters Holdings, Ltd. (the “Company”) amended and restated its letter agreement with Gregory E.A. Morrison dated June 20, 2003, as amended on January 7, 2004 and October 27, 2005 (the “Amended Morrison Agreement”). The term of Mr. Morrison’s employment under the Amended Morrison Agreement commenced on February 26, 2006 and, subject to earlier termination as provided in the Amended Morrison Agreement, will end on May 14, 2006. The Amended Morrison Agreement provides that Mr. Morrison will be employed as Vice Chairman, will continue to serve as a member of the Company’s Board of Directors (the “Board”) until the Company’s 2006 Annual Meeting of Shareholders (the “2006 Annual Meeting”), and will not seek renomination or re-election to the Board at the 2006 Annual Meeting or thereafter. The Amended Morrison Agreement provides that (i) Mr. Morrison will receive a salary at the rate of $700,000 per annum until May 14, 2006 or the earlier termination of employment; (ii) he is not eligible to receive any bonus in respect of the year ended on December 31, 2005 or for any period thereafter; and (iii) all awards granted to him under the Company’s Executive Incentive Plan, and all options awarded under the 2002 Share Incentive Plan (the “2002 Plan”) that are unvested at the time of the termination of Mr. Morrison’s employment with the Company, will be forfeited in accordance with the terms of such plans. If Mr. Morrison remains employed by the Company through May 14, 2006, he will be paid $800,000 in cash provided that he executes a release of claims. The Amended Morrison Agreement provides that Mr. Morrison will no longer be subject to the share ownership guidelines applicable to senior executives of the Company. Mr. Morrison will continue to receive certain housing and automobile allowances through the term of his employment under the Amended Morrison Agreement, and he will continue to be subject to non-solicitation and confidentiality provisions, and to a non-competition provision subject to limited exceptions, during the term of his employment and for certain periods thereafter. The foregoing description is qualified in its entirety by reference to the Amended Morrison Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     2. On February 26, 2006, the Company’s wholly owned subsidiary Platinum Underwriters Bermuda, Ltd. (“Platinum Bermuda”) and Robert S. Porter entered into an employment agreement effective as of March 1, 2006 (the “Effective Date”) pursuant to which Mr. Porter was appointed Chief Executive Officer of Platinum Bermuda, subject to the approval of the Bermuda Department of Immigration. Pursuant to his employment agreement, Mr. Porter’s term of employment will commence on the Effective Date and will end on the third anniversary of the Effective Date (which date will be automatically extended from year to year, unless written notice is provided by one party to the other, at least ninety days prior to the end of the term, that the term shall not be extended). Mr. Porter will receive a minimum base salary at an annual rate of $425,000, and will be eligible to receive an annual performance bonus pursuant to the terms of the Company’s Amended and Restated Annual Incentive Plan, with a target equal to 100% of base salary and a range of 0% to 200% of base salary, depending upon the achievement of performance objectives established under the Amended and Restated Annual Incentive

Plan. Pursuant to his employment agreement, on February 28, 2006, Mr. Porter will receive an award of equity compensation under the terms of the 2002 Plan, which award will be made one-half in restricted common shares of the Company that will vest in equal annual installments on each of the first three anniversaries of the date of grant, and one-half in an option to purchase common shares of the Company, at an exercise price of the Fair Market Value (as defined in the 2002 Plan) of a common share on the date of grant, that will become exercisable as to one-third of the common shares covered thereby on each of the first three anniversaries of the date of grant. Mr. Porter will not be entitled to receive any additional awards of common shares, restricted common shares, options or other equity securities of the Company until March 2009. During the term of his employment agreement, Mr. Porter will be a participant in the Company’s Amended and Restated Executive Incentive Plan pursuant to which it is expected that he will be granted a target annual award opportunity of 75% of his base salary, which will be payable if the Company achieves certain performance objectives over a multi-year period. Mr. Porter will be required to accumulate 30,000 common shares of the Company in accordance with the Company’s share ownership guidelines. Mr. Porter’s employment agreement provides for the reimbursement by Platinum Bermuda for up to $50,000 of costs and expenses incurred by Mr. Porter in connection with his family’s relocation to Bermuda. In addition, he will receive certain housing and automobile allowances as a result of his residence in Bermuda. If Mr. Porter’s employment is terminated by Platinum Bermuda without “cause” of by Mr. Porter for “good reason” (each as defined in his employment agreement), he will receive a payment equal to the sum of one year’s base salary and target bonus and any base salary or other amounts accrued through the date of termination, provided that he executes a release of claims. If Mr. Porter’s employment is terminated by Platinum Bermuda for cause or by Mr. Porter other than for good reason, he will receive no further payments, compensation or benefits under his employment agreement other than amounts accrued prior to termination. Mr. Porter is subject to certain confidentiality and non-solicitation provisions. The foregoing description is qualified in its entirety by reference to Mr. Porter’s employment agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     3. On February 26, 2006, the Company agreed with Joseph F. Fisher, Executive Vice President and Chief Financial Officer of the Company, to increase Mr. Fisher’s base salary to $425,000 per year, effective March 1, 2006. In addition, it was agreed that Mr. Fisher will be eligible for an annual performance bonus, pursuant to the terms of the Company’s Amended and Restated Annual Incentive Plan, with an incentive target equal to 100% of base salary and a range of bonus payout from 0% to 200% of base salary, depending upon the achievement of performance objectives established under the Company’s Amended and Restated Annual Incentive Plan.
     4. On February 26, 2006, the Board approved the following compensation arrangements for the nonemployee directors of the Company, effective commencing with the 2006 Annual Meeting, which will be held on April 25, 2006. Each nonemployee director (other than Steven H. Newman, Chairman of the Board) will receive an annual retainer in the amount of $75,000. In addition, the Chairman of the Audit Committee receives $20,000 per year, and each member of that committee receives $10,000 per year. The Chairmen of the Compensation and Governance Committees each receive $15,000 per year. Each member of the Compensation, Governance and Executive Committees who is not an employee of the Company receives $7,500 per year. Each nonemployee director also receives $2,500 for attendance at each meeting of the Board and of any committee of which he is a member, other than the Preferred Dividend Committee, for which no fees are paid. Pursuant to the Share Unit Plan for Nonemployee Directors, 50%

of all fees earned by a nonemployee director (including retainer fees, meeting fees and committee fees) during each calendar quarter are automatically converted into that number of share units equal to the number of common shares which could have been purchased with such fees, based upon the closing price of the common shares on the last day of the calendar quarter. In addition to the 50% mandatory conversion, each nonemployee director may elect to have up to a total of 100% of his fees converted into share units, provided the election is made before the start of the calendar year in which the fees are earned. A nonemployee director will receive a distribution under the Share Unit Plan in respect of his share units upon the expiration of five calendar years following the year in which he was credited with such share units or upon termination of his service on the Board, if earlier, each such share unit valued at the closing price on one common share on the date of such expiration or termination. Such distribution will be made, at the discretion of the Board, either in cash or common shares or a combination thereof. In addition, each nonemployee director (other than Mr. Newman) who is elected at an annual general meeting of shareholders will receive on such date restricted share units under the Company’s 2002 Plan (or any successor plan) equal to the number of the Company’s common shares that could have been purchased with $40,000, based upon the closing price of the common shares on the business day immediately preceding the date of such grant. These restricted share units will convert on a one-to-one basis into common shares on the date that is the earlier of one year following the date of grant or the date of the next annual general meeting of shareholders, provided that the director continues to serve on the Board through the date of conversion. The form of agreement setting forth the material terms and conditions of these awards is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     5. On February 26, 2006, the Board adopted the Amended and Restated Executive Incentive Plan, which amended the Executive Incentive Plan to provide for awards of share units entitling a participant to a payment, in cash, common shares or a combination thereof, based on the fair market value of the common shares on the date of payment. The foregoing description is qualified in its entirety by reference to the Amended and Restated Executive Incentive Plan, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The form of agreement setting forth the material terms and conditions of these awards is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
     6. On February 26, 2006, the Board adopted the Amended and Restated Annual Incentive Plan, which amended the Annual Incentive Plan to provide for additional performance measures in the discretion of the Compensation Committee. The foregoing description is qualified in its entirety by reference to the Amended and Restated Annual Incentive Plan, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference. On February 25, 2006, subject to the approval of the Amended and Restated Annual Incentive Plan by the Board the following day, the Compensation Committee determined that, for awards under the Amended and Restated Annual Incentive Plan in respect of the year 2006, payable in early 2007, the performance measure shall be based on annual return on equity, as determined in accordance with the

Amended and Restated Annual Incentive Plan.
     7. Under the Section 162(m) Performance Incentive Plan, the Compensation Committee has authority to select participants and to establish the performance period, performance measures, performance goals and all other terms of an award thereunder. On February 25, 2006, the Compensation Committee selected certain of the executive officers of the Company as participants for awards in respect of the year 2006, payable in 2007, and determined that the performance measure for these awards shall be based on annual return on equity, which shall be determined in accordance with the determination made for the Amended and Restated Annual Incentive Plan.

Item 2.02.	Results of Operations and Financial Condition.
     On February 26, 2006, the Company issued a press release reporting its financial results as of and for the quarter and year ended December 31, 2005. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Amended and Restated Letter Agreement dated February 26, 2006 between the Company and Gregory E.A. Morrison
Exhibit 10.2	Employment Agreement dated February 26, 2006 between Platinum Bermuda and Robert S. Porter
Exhibit 10.3	Form of Nonemployee Director Share Unit Award Agreement
Exhibit 10.4	Amended and Restated Executive Incentive Plan
Exhibit 10.5	Form of EIP Share Unit Award Agreement
Exhibit 10.6	Amended and Restated Annual Incentive Plan
Exhibit 99.1	Press release dated February 26, 2006
Exhibit 99.2	Financial Supplement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General
Counsel and Chief Administrative Officer

Date: February 27, 2006

Exhibit Index

Exhibit
Number	Description

Exhibit 10.1	Amended and Restated Letter Agreement dated February 26, 2006 between the Company and Gregory E.A. Morrison
Exhibit 10.2	Employment Agreement dated February 26, 2006 between Platinum Bermuda and Robert S. Porter
Exhibit 10.3	Form of Nonemployee Director Share Unit Award Agreement
Exhibit 10.4	Amended and Restated Executive Incentive Plan
Exhibit 10.5	Form of EIP Share Unit Award Agreement
Exhibit 10.6	Amended and Restated Annual Incentive Plan
Exhibit 99.1	Press release dated February 26, 2006
Exhibit 99.2	Financial Supplement